Filed pursuant to Rule 497(e)
Registration Nos. 002-63023; 811-02884

Barrett Opportunity Fund, Inc.

Supplement dated January 15, 2020
to the
Prospectus dated December 29, 2019

This supplement makes the following corrections to the Prospectus dated December 29, 2019.

The following paragraph on page 3 of the Prospectus that was mailed to shareholders is corrected to read as follows:

Net unrealized appreciation. The Fund currently has a substantial amount of net unrealized appreciation. At November 30, 2019, the amount of the net unrealized appreciation was $44,860,572, representing approximately 73% of the Fund’s net assets. The Adviser no longer pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain. Subject to market conditions and Fund performance, the Adviser anticipates that, in managing the Fund’s investment portfolio in pursuit of the Fund’s investment objectives, a moderate portion of the Fund’s current built-in long-term capital gains will be realized gradually in each of the next several years. If these long-term capital gains are realized as anticipated, this will result in an increase in the Fund’s annual distributions of net capital gains and, accordingly, will generally result in taxable distributions to shareholders (other than certain shareholders that are exempt from tax on such income). Under normal market conditions, the Adviser currently expects that no more than 15% of the total amount of the Fund’s current built-in long-term capital gains will be realized in any one year. See “Dividends, Distributions and Taxes.”

The legend preceding the table on page 3 is corrected to read as follows:

“Average Annual Total Returns (for Periods Ended December 31, 2018)”

Please retain this supplement with your Prospectus.